Exhibit 99.12

               Enrollment Form--2002 Employee Stock Purchase Plan



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|  |X|    Enroll and Select Beneficiary       |_|  Change Payroll Deduction   |
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|  ----------------------------------------------     ----------------------- |
|  Please Type Full Legal Name                        Social Security Number  |
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|  ------------------------------------------------------------------------   |
|  Please Type the Name(s) to Appear on the Certificate - IF SHARES ARE TO    |
|  BE ISSUED THE SAME AS PREVIOUS ENROLLMENT, TYPE SAME.                      |
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|     Please Select One                                                       |
|     |X| Participant Only   |_|  Joint Tenants   |_|  Community Property     |
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|  TO ENROLL OR CHANGE PAYROLL DEDUCTION                                      |
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|  I authorize Ligand Pharmaceuticals Incorporated to deduct from each of my  |
|  paychecks the percentage of pay specified below for investment in Class B  |
|  Common Stock of Ligand Pharmaceuticals Incorporated (the "Company") under  |
|  the Company's 2002 Employee Stock Purchase Plan.                           |
|                                                                             |
|                                                                             |
|   ------- % of my base salary per pay period for each quarterly period of   |
|           participation (any multiple of 1% up to a maximum of 10%). In no  |
|           event may contributions result in the purchase of more than 1,330 |
|           shares during the purchase interval.                              |
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|  I reserve the right to change the amount to be invested or to terminate my |
|  participation during the offering period by providing written notice to    |
|  Ligand Pharmaceuticals Incorporated in accordance with the requirements of |
|  the Plan.                                                                  |
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|  TO SELECT OR CHANGE BENEFICIARY (IF NO CHANGE, TYPE "SAME")                |
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|  I designate the following individual or individuals as the beneficiary or  |
|  beneficiaries of my interest in the Plan, and I revoke all previous        |
|  beneficiary designations made by me under the Plan.                        |
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|        ------------------------------------------------------------------   |
|        |                             | RELATIONSHIP OF BENEFICIARY (IES)|   |
|        |       BENEFICIARY(IES)      |          TO PARTICIPANT          |   |
|        |-----------------------------|----------------------------------|   |
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|        |-----------------------------| ---------------------------------|   |
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|        ------------------------------| ----------------------------------   |
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 |         Clear Agreement          |      |         Print Agreement        |
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